UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

Crown Castle Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 12, 2024, Crown Castle Inc. (“Company”) closed its previously announced public offering (“Debt Offering”) of $550,000,000 aggregate principal amount of the Company’s 4.900% Senior Notes due 2029 (“2029 Notes”) and $700,000,000 aggregate principal amount of the Company’s 5.200% Senior Notes due 2034 (“2034 Notes,” together with the 2029 Notes, “Notes”). The Notes were issued pursuant to an indenture dated as of February 11, 2019 (“Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (“Trustee”), as amended and supplemented by the eleventh supplemental indenture dated as of August 12, 2024 (“Eleventh Supplemental Indenture” and, together with the Base Indenture, “Indenture”), between the Company and the Trustee. The Company intends to use the net proceeds from the Debt Offering to repay a portion of the outstanding indebtedness under its commercial paper program and pay related fees and expenses.

The Notes are senior unsecured obligations of the Company, which rank equally with all existing and future senior indebtedness of the Company, including the Company’s obligations under its senior unsecured credit facility, its commercial paper program and its existing bonds, and senior to all future subordinated indebtedness of the Company. The Notes will effectively rank junior to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future liabilities and obligations of the Company’s subsidiaries. The 2029 Notes will bear interest at a rate of 4.900% per annum and the 2034 Notes will bear interest at a rate of 5.200% per annum, with interest on the 2029 Notes and the 2034 Notes payable semi-annually on March 1 and September 1, to persons who are registered holders of the 2029 Notes and the 2034 Notes on the immediately preceding February 15 and August 15, beginning on March 1, 2025.

The Indenture limits the ability of the Company and its subsidiaries to incur certain liens and merge with or into other companies, in each case subject to certain exceptions and qualifications set forth in the Indenture.

In the event of a Change of Control Triggering Event (as defined in the Indenture), holders of the Notes of a series will have the right to require the Company to repurchase all or any part of the Notes of such series at a purchase price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of such repurchase.

The 2029 Notes will mature on September 1, 2029. The 2034 Notes will mature on September 1, 2034. However, the Company, at its option, may redeem some or all of the Notes of a series at any time or from time to time prior to their maturity. If the Company elects to redeem the 2029 Notes prior to August 1, 2029 (the date that is one month prior to their maturity date) or the 2034 Notes prior to June 1, 2034 (the date that is three months prior to their maturity date) (each, a “Par Call Date”), the Company will pay a redemption price in respect of the Notes to be redeemed equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming such Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the Eleventh Supplemental Indenture) plus 20 basis points, in the case of the 2029 Notes, and 20 basis points, in the case of the 2034 Notes, less (b) interest accrued on those Notes to the date of redemption, and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

If the Company elects to redeem the Notes of a series on or after the applicable Par Call Date, the Company will pay a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the terms of the Base Indenture, a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 11, 2019, and the Eleventh Supplemental Indenture, a copy of which the Company is filing as Exhibit 4.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Index

Exhibit No.	Description

4.1	Eleventh Supplemental Indenture dated August 12, 2024 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, to the Indenture dated February 11, 2019, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Notes (including the consent required with respect thereto)

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Language Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on current expectations of management of the Company. Such statements include plans, projections and estimates regarding the use of proceeds from the Debt Offering. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.

By:	/s/ Edward B. Adams, Jr.
Name:	Edward B. Adams, Jr.
Title:	Executive Vice President and General Counsel

Date: August 12, 2024